                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: August 13, 2002
                        (Date of earliest event reported)


                             NORTEL NETWORKS LIMITED
             (Exact name of registrant as specified in its charter)


         CANADA                      000-30758                  62-12-62580
(State or other jurisdiction        (Commission               (IRS employer
     of incorporation)              file number)            identification no.)

                           8200 Dixie Road, Suite 100
                        Brampton, Ontario, Canada L6T 5P6
                                 (905) 863-0000

 (Address and telephone number of the registrant's principal executive offices)






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                             NORTEL NETWORKS LIMITED
                           CURRENT REPORT ON FORM 8-K

Item 7.  Exhibits.

Exhibit Number      Description of Document
--------------      -----------------------

99 Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), filed solely for purposes of incorporation by reference into Item 9 herein. See paragraph 2 of Item 9 below.


Item 9.  Regulation FD Disclosure.

On August 13, 2002, Nortel Networks Limited filed with the Securities and Exchange Commission its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 accompanied by the certification of Frank A. Dunn, President and Chief Executive Officer, and Douglas C. Beatty, Chief Financial Officer, required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code). A conformed copy of this certification is attached hereto as Exhibit 99 and is incorporated herein solely for purposes of this Item 9.

The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 of Form 8-K and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to liability under that Section. In addition, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of Nortel Networks Limited under the Securities Act of 1933.






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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NORTEL NETWORKS LIMITED


                                        By: /s/ DEBORAH J. NOBLE
                                           ----------------------------

                                            Deborah J. Noble
                                            Corporate Secretary



                                        By: /s/ BLAIR F. MORRISON
                                           ----------------------------

                                            Blair F. Morrison
                                            Assistant Secretary





Date:  August 13, 2002




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                                INDEX TO EXHIBITS


Exhibit Number      Description of Document
--------------      -----------------------

99 Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), filed solely for purposes of incorporation by reference into Item 9 of this Current Report on Form 8-K. See paragraph 2 of Item 9.